UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 3, 2014

CHENIERE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 3, 2014, the Board of Directors (the "Board") of Cheniere Energy, Inc. (the "Company") voted to amend and restate the Bylaws of the Company, effective immediately. The primary and substantive changes were as follows:
Meetings of Stockholders
A new Section 2.1 was added to clarify that the Board has the authority to designate the time and place of all meetings of stockholders and that stockholder meetings may take place by means of remote communication.
Sections 2.2 and 2.3 were amended to clarify that the Board may postpone, reschedule or cancel any annual or special meeting of stockholders that was previously scheduled by the Board and to permit holders of record of at least 50.1% of the outstanding shares of the Company’s common stock to call a special meeting of stockholders if such holders comply with the requirements set forth therein.
Section 2.4 was amended to take into account the ability of the Board to hold a meeting of stockholders remotely and to fix separate record dates for determining the stockholders entitled to notice of and to vote at a meeting of the stockholders. Section 2.4 was also amended to reference instances where the General Corporation Law of the State of Delaware (the "DGCL") requires that notice of a meeting of stockholders be given outside of the normal 60 to 10 day window.
Section 2.5 was amended to reflect the current provisions of the DGCL relating to waivers of notice. In particular, Section 2.5 was amended to clarify that waivers of notice of meetings may be given by electronic transmission.
Section 2.6 was amended to provide more flexibility in connection with adjourning or reconvening a meeting of stockholders, and, in particular, to recognize the provisions of new Section 2.12, described below.
Section 2.7 was amended to clarify that a majority of the outstanding shares in voting power and entitled to vote at a meeting of stockholders constitutes a quorum and that, in the absence of a quorum, the stockholders present, even if less than a quorum, may adjourn the meeting until a quorum is present.
Section 2.8 was amended to clarify the voting standard applicable to different matters and, in particular, to clarify that where the rules and regulations of the NYSE MKT or any other regulation applicable to the Company provides a minimum vote for a matter that such vote is the applicable vote on such matter. Section 2.8 was also amended to provide for majority voting in the election of directors and to require any incumbent director who does not receive the requisite vote to resign from the Board contingent on acceptance of the resignation by the Board. Section 2.8 was further amended to provide how abstentions and broker non-votes will be treated.
Section 2.9 was amended to reflect the provisions of the DGCL applicable to revocable proxies. Section 2.9 was also amended to clarify that voting at meetings of stockholders does not have to be by written ballot.
A new Section 2.10 was added to clarify who will serve as chairman and secretary of meetings of stockholders.

A new Section 2.11 was added to address the Company’s obligation under the DGCL to have available at meetings of stockholders a list of the stockholders entitled to vote at such meeting.
A new Section 2.12 was added to clarify the manner in which meetings of stockholders shall be conducted, including that the Board is authorized to adopt rules and regulations for the conduct of stockholder meetings and that the chairman of the meeting has the authority to convene, recess and/or adjourn the meeting.
A new Section 2.13 was added to regulate proposals of business and nominations for election of directors by stockholders. In general, Section 2.13 requires stockholders intending to submit proposals or nominations at a stockholders meeting to provide the Company with advance notice thereof, including information regarding the stockholder proposing the business or nomination as well as information regarding the proposed business or nominee.
A new Section 2.14 was added to address the Company’s obligation to appoint inspectors of election under the DGCL.
Board of Directors
Sections 3.2, 3.3 and 3.5 were amended to reflect the prior amendments to Article FOURTH and SIXTH of the Certificate of Incorporation of the Company eliminating the Company’s classified Board.
Section 3.6 was amended to clarify certain mechanics relating to annual and special directors meetings, including who can call them and the amount of notice required.
Section 3.7 was amended to reflect the current provisions of the DGCL relating to board committees.
Shares and Transfers of Shares
Section 5.1 was amended to more closely track the language of the provisions of the DGCL applicable to stock certificates and to contemplate uncertificated shares.
Section 5.7 was amended to reflect the current provisions of the DGCL with respect to setting record dates for meetings of stockholders and with respect to other matters.
Voting of Shares in Other Corporations
Section 8.1 was amended to update the officers of the Company authorized to vote the shares of stock or other securities that the Company holds in another corporation or entity.
Indemnification and Insurance
Section 9.1 was amended to provide for mandatory indemnification and advancement of expenses for directors and officers only and for permissive indemnification of other employees and agents of the Company. Article IX was also revised to make clear that the indemnification and advancement rights provided therein are to the fullest extent permitted by law so that such provisions could not be found to be invalid for providing rights beyond that provided in Section 145 of the DGCL. Section 9.1(a) was revised to provide that any proceeding initiated by a covered person is only subject to indemnification if such proceeding was first approved by the Board. A new section 9.1(c) was added to provide the procedures for submission of claims to the Company for indemnification and advancement. A new Section 9.1(j) was added, consistent with Section 145(f) of the DGCL, that provides that rights for indemnification and advancement provided therein will not be impaired or eliminated by an amendment to the Bylaws after the occurrence of an act or omission that is the subject of a proceeding.
The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by the text of the Amended and Restated Bylaws adopted by the Board, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.05    Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
On April 3, 2014, the Board approved amendments to the Company’s Code of Business Conduct and Ethics (the "Code of Conduct"), which is applicable to all personnel of the Company including the Company’s principal financial officers. The revised Code of Conduct, which became effective immediately following Board approval, clarifies expectations for the conduct of directors, officers and employees across the various topic areas (e.g., compliance with laws, conflicts of interest, fair dealing), emphasizes managerial leadership and responsibility, adds a second compliance officer to aid in management of the Code of Conduct, adds a review and approval process for conflicts of interest, and includes technical, administrative or other non-substantive changes.
The foregoing description of the Code of Conduct is qualified in its entirety by the text of the Code of Conduct adopted by the Board, which is filed as Exhibit 14.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.

d) Exhibits

Exhibit
Number	Description

3.1	Cheniere Energy, Inc. Amended and Restated Bylaws, dated April 3, 2014.

14.1	Cheniere Energy, Inc. Code of Business Conduct and Ethics, dated April 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: April 9, 2014	By:	/s/ Michael J. Wortley
	Name:	Michael J. Wortley
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Cheniere Energy, Inc. Amended and Restated Bylaws, dated April 3, 2014.

14.1	Cheniere Energy, Inc. Code of Business Conduct and Ethics, dated April 3, 2014.